INFORMATION STATEMENT

OF

PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

a series of FundVantage Trust

(the “Acquired Fund”)

AND

PROSPECTUS FOR

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

a series of FundVantage Trust

(the “Acquiring Fund”)

(each, a “Pacific Capital Fund” and together, the “Pacific Capital Funds”)

The address and telephone number of each Pacific Capital Fund is:

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 534445

Pittsburgh, PA 15253-4445

(888) 678-6034

To the Shareholders of Pacific Capital Tax-Free Short Intermediate Securities Fund:

The Board of Trustees of Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Acquired Fund”) has approved the reorganization of your fund with and into Pacific Capital Tax-Free Securities Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Pacific Capital Funds”) (a “Reorganization”) after considering the recommendation of Asset Management Group of Bank of Hawaii (“AMG of BOH” or the “Adviser”), the investment adviser to each of the Pacific Capital Funds, and concluding that the Reorganization would be in the best interests of your fund.

Following is a brief description of certain aspects of the Reorganization:

●	Each Pacific Capital Fund has the same investment adviser, the Adviser, and the same portfolio management team.

●	The Acquired Fund’s investment objective is to seek high current income that is exempt from federal and Hawaii income tax, with greater stability in the price of your investment than a long-term bond fund. The investment objective of the Acquiring Fund is to seek high current income that is exempt from federal and Hawaii income tax.

●	The Acquiring Fund has the same management fee rate payable (0.20%) as the Acquired Fund and this will not change as a result of the Reorganization.

●	The Acquiring Fund’s expense ratio, after any applicable contractual expense limitations, is expected to be lower immediately following the Reorganization.

●	The Acquired Fund and Acquiring Fund each have one issued and outstanding class of shares, Class Y.

●	The Acquired Fund currently does not have a sufficient size to allow for more efficient operations and is not likely to attain such size in the future. The larger asset base of the Acquiring Fund relative to the Acquired Fund may better position the combined fund to attract assets and further reduce per share expenses as fixed expenses will be shared over a larger asset base.

●	Upon completion of the Reorganization, you will hold Class Y shares of the Acquiring Fund with the same aggregate NAV as the Acquired Fund Class Y shares that you held immediately prior to the Reorganization.

●	The Reorganization is expected to be treated as a “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and shareholders therefore are not expected to recognize any taxable gain or loss on the exchange of the Acquired Fund shares for shares of the Acquiring Fund.

The Reorganization does not require the consent of or approval by the shareholders of Acquired Fund. Therefore, as a shareholder of the Acquired Fund, you are not being asked to vote. Accordingly, the Reorganization is expected be consummated with the Acquired Fund on or about March 20, 2026. No commission, redemption fee or other transactional fee will be charged in connection with the Reorganization.

The enclosed document is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the Acquiring Fund, outlines the differences between the Acquired Fund and the Acquiring Fund, and provides details about the terms and conditions of the Reorganization.

The Board of Trustees of the Acquired Fund has unanimously approved the Reorganization and believes the Reorganization is in the best interest of the Fund.

If you have any questions, please call (888) 678-6034.

Sincerely,

/s/ Joel L. Weiss
Joel Weiss
President

INFORMATION STATEMENT

OF

PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

a series of FundVantage Trust

(the “Acquired Fund”)

AND

PROSPECTUS FOR

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

a series of FundVantage Trust

(the “Acquiring Fund”)

(each, a “Pacific Capital Fund” and together, the “Pacific Capital Funds”)

The address and telephone number of each FundVantage Fund is:

FundVantage Trust

c/o BNY Mellon Investment Servicing

P.O. Box 534445

Pittsburgh, PA 15253-4445

(888) 678-6034

Shares of the Pacific Capital Funds have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in a Pacific Capital Fund (each sometimes referred to herein as a “fund”) is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Information Statement/Prospectus concisely sets forth information that an investor needs to know before investing. Please read this Information Statement/Prospectus carefully before investing and keep it for future reference.

i

INTRODUCTION

This information statement/prospectus dated February 23, 2026 (the “Information Statement/Prospectus”) is being furnished to shareholders of Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Acquired Fund”) in connection with the reorganization of the Acquired Fund with and into the Pacific Capital Tax-Free Securities Fund (the “Acquiring Fund”) (the “Reorganization”). Upon the completion of the Reorganization, you will be a shareholder of a fund that has the same investment adviser and portfolio management team as your fund. The management fee rate of the Acquiring Fund will be the same as the management fee rate of the Acquired Fund. Both the Acquired Fund an Acquiring Fund have substantially similar investment objectives, identical municipal bond minimum thresholds, and comparable principal risks. The Acquired Fund’s investment objective is to seek high current income that is exempt from federal and Hawaii income tax, with greater stability in the price of your investment than a long-term bond fund. The investment objective of the Acquiring Fund is to seek high current income that is exempt from federal and Hawaii income tax.

The Trust’s Board of Trustees has approved the Reorganization of the Acquired Fund. The Reorganization does not require the consent of the shareholders of the Acquired Fund. Therefore, as a shareholder of the Acquired Fund, you are not being asked to vote. Accordingly, the Reorganization is expected be consummated with the Acquiring Fund. The Information Statement/Prospectus is purely for informational purposes. We are not asking you for a proxy and you are requested not to send us a proxy.

The Information Statement/Prospectus contains information you should know about the Reorganization.

A copy of the Form of Agreement and Plan of Reorganization that provides for the Reorganization of your fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information Statement/Prospectus, including Exhibit A, carefully.

The date of this Information Statement/Prospectus is February 23, 2026.

For more complete information about each fund, please read the fund’s prospectus and statement of additional information, as each may be amended and/or supplemented. Each fund’s prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See “Where to Get More Information” below.

Where to Get More Information
Pacific Capital Funds current prospectuses, and statement of additional information.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: (888) 678-6034.
Pacific Capital Funds current annual and semi-annual report.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: (888) 678-6034.
A statement of additional information for this Information Statement/Prospectus (the “SAI”), dated February 23, 2026. It contains additional information about the Pacific Capital Funds.	On file with the SEC (http://www.sec.gov) and available at no charge by calling our toll-free number: (888) 678-6034. This SAI is incorporated by reference into this Information Statement/Prospectus.
To ask questions about this Information Statement/Prospectus.	Call our toll-free number: (888) 678-6034.

The Acquired Fund’s and Acquiring Fund’s prospectuses and statement of additional information dated September 1, 2025, as supplemented from time to time, the annual report for the six months ended October 31, 2025, and the semi-annual report for the fiscal year ended April 30, 2025, are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

Asset Management Group of Bank of Hawaii (“the “Adviser”), both fund’s investment adviser, has recommended the Reorganization of the Acquired Fund with and into the Acquiring Fund, and the Board of Trustees has determined that the Reorganization is in the best interests of the Acquired Fund. Factors that the Adviser took into consideration in making its recommendation, and the Board of Trustees took into consideration in making its determination, include:

●	Both funds have similar investment objectives. The investment objective of the Acquired Fund is to seek high current income that is exempt from federal and Hawaii income tax, with greater stability in the price of your investment than a long-term bond fund. The investment objective of the Acquiring Fund is to seek high current income that is exempt from federal and Hawaii income tax.

●	The limited availability of shorter-duration Hawaii municipal bonds constrains and reduces the ability of the Acquired Fund to maintain a distinct short-intermediate strategy.

●	The portfolio management team from the Adviser that currently manage the Acquired Fund are currently and would remain primarily responsible for the day-to-day management of the Acquiring Fund.

●	Each Pacific Capital Fund has the same management fee rate payable (0.20%) and will not change as a result of the Reorganization

●	The total annual fund operating expenses of the Acquiring Fund are currently lower than those of the Acquired Fund and are expected to be further reduced as a result of the Reorganization.

●	The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares the Acquired Fund.

●	The net assets of the Acquired Fund over its lifetime and the demonstrated ability and greater potential for the Acquiring Fund to increase its assets over time compared to the Acquired Fund.

●	The terms and conditions of the Agreement and Plan of Reorganization, including the Acquiring Fund’s assumption of the assets and liabilities of the Acquired Fund.

●	The Reorganization would be structured to be a tax-free reorganization with respect to the Acquired Fund for federal income tax purposes.

●	The costs of the Reorganization, excluding any brokerage costs, would be borne proportionately by the Acquired Fund and the Acquiring Fund; however, the substantial and immediate reduction of operating expense as a result of the Reorganization would be in the best interests of shareholders and sufficiently justify the Funds bearing such costs.

●	The potential benefits of the Reorganization, including operational efficiencies, that may be achieved from the Reorganization.

●	The shareholders of the Acquired Fund will receive Acquiring Fund shares with the same aggregate NAV as their Acquired Fund shares (adjusted for distributions to redeem fractional shares, if any).

●	The alternatives available to the shareholders of the Acquired Fund, including the ability to redeem their shares.

On December 2, 2025, the Board of Trustees of the funds unanimously approved the Reorganization. The Reorganization does not require the consent of the shareholders of the Acquired Fund.

How Will the Reorganization Work?

●	The Reorganization is scheduled to occur on or about March 20, 2026, but may occur on such later date as the parties may agree in writing (the “Closing Date”).

●	The Acquired Fund will transfer all assets to the Acquiring Fund, and the Acquiring Fund will assume all of the liabilities of the Acquired Fund.

●	Each of the Acquired Fund and the Acquiring Fund have a single class of shares, Class Y Shares. The Acquiring Fund will issue to the Acquired Fund its Class Y Shares with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund.

●	Shares of the Acquiring Fund will be distributed to you in proportion to the relative net asset value of your holdings of shares of your fund on the Closing Date. Therefore, upon completion of the Reorganization, you will hold shares of the Acquiring Fund with the same aggregate net asset value as your aggregate holdings of shares of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to the Acquired Fund will be determined using the Pacific Capital Funds’ valuation policies and procedures. Each fund’s valuation policy and procedures are identical.

●	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

●	The Reorganization generally is not expected to result in gain or loss being recognized for federal income tax purposes by the funds or by the shareholders of the Acquired Fund or the Acquiring Fund.

●	In approving the Reorganization, the Board of Trustees of FundVantage Trust (the “Trust”), including all of the Trustees who are not “interested” persons (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Pacific Capital Funds, the Adviser, or Foreside Funds Distributors LLC, the Pacific Capital Funds’ principal underwriter and distributor (“Foreside”), (the “Independent Trustees”), determined that the Reorganization is in the best interest of each fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

●	Shareholders of the Acquired Fund who determine that they do not wish to become shareholders of the Acquiring Fund may redeem their shares of the Acquired Fund prior to the Closing Date by contacting AMG of BOH or their investment professional or financial intermediary. Please note that a redemption of shares will be a taxable event and a shareholder may recognize a gain or loss for federal income tax purposes in connection with that transaction.

What Are the Federal Income Tax Consequences of the Reorganization?

As a condition to the closing of the Reorganization, the Pacific Capital Funds must receive an opinion of Troutman Pepper Locke LLP to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading “Tax Status of the Reorganization,” it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, your holding period for the shares you receive in the Reorganization will include the holding period of the shares that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Pacific Capital Funds’ policy that each Pacific Capital Fund distributes its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income and excise tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. For more information, see “Tax Status of the Reorganization” in the Information Statement/Prospectus. Additionally, following the Reorganization, the Acquiring Fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who Will Pay the Expenses Associated with the Reorganization?

The Acquired Fund and the Acquiring Fund will pay the expenses directly related to the Reorganization regardless of whether the Reorganization is consummated. The total amount of expenses of the Reorganization, including without limitation legal and accounting expenses, printing, postage, mailing, reporting costs, and regulatory filing fees, will be borne in its entirety by the Acquired Fund and the Acquiring Fund. Due to its size and the benefits it will receive from the increased asset base following the Reorganization, the Acquiring Fund is expected to bear approximately 55.56%, and the Acquired Fund will bear approximately 44.44%, of the expenses incurred by the Funds in connection with the Reorganization.

REORGANIZATION OF

PACIFIC CAPITAL TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

(the “Acquired Fund”)

with

PACIFIC CAPITAL TAX-FREE SECURITIES FUND (the “Acquiring Fund”)

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

FUND COMPARISON

The Board of Trustees of the Trust has approved the Reorganization of the Acquired Fund with the Acquiring Fund. There are similarities among the Acquired Fund and the Acquiring Fund, as well as certain differences, including:

●	Continuity of Investment Adviser and Portfolio Management Team. Each fund has the same investment adviser and the same portfolio management team. Following the completion of the Reorganization, the Acquiring Fund will continue to be managed by AMG of BOH. The portfolio managers, Reid Smith and Roman Mahi, will continue to manage the Acquiring Fund at the time of the completion of the Reorganization.

●	Similar Investment Objective. The investment objective of the Acquired Fund is to seek high current income that is exempt from federal and Hawaii income tax, with greater stability in the price of your investment than a long-term bond fund. The Acquiring Fund’s investment objective seeks high current income that is exempt from federal and Hawaii income tax. While the Acquiring Fund’s investment objective differs slightly from that of the Acquired Fund, AMG of BOH believes that the Acquiring Fund is an appropriate investment for investors seeking high current income that is exempt from federal and Hawaii income tax.

●	Lower Total Operating Expenses. The management fee rate payable by the Acquiring Fund (0.20%) is the same as that paid by the Acquired Fund. However, following the completion of the Reorganization, the expense ratio of the combined fund is expected to be lower than that of the Acquired Fund and the Acquiring Fund.

The tables below provide a comparison of certain features of your fund to the features of the Acquiring Fund that will be in effect upon the completion of the Reorganization. In the table below, if a row extends across the entire table, the policy disclosed applies to both the Acquired Fund and the Acquiring Fund.

	Acquired Fund Pacific Capital Tax-Free Short Intermediate Securities Fund	Acquiring Fund Pacific Capital Tax-Free Securities Fund
Investment Objective	The Fund seeks high current income that is exempt from federal and Hawaii income tax, with greater stability in the price of your investment than a long-term bond fund.	The Fund seeks high current income that is exempt from federal and Hawaii income tax.

	Acquired Fund Pacific Capital Tax-Free Short Intermediate Securities Fund	Acquiring Fund Pacific Capital Tax-Free Securities Fund
Principal Investment Strategies	The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in investment grade municipal obligations — debt securities that pay interest which, in the opinion of counsel to the issuer, is exempt from both federal income tax and the federal alternative minimum tax. This is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund generally only acquires municipal obligations that are rated “investment grade” at the time of purchase, which means they are rated in one of the top four categories by a nationally recognized statistical rating organization, or unrated obligations that the Adviser determines are of comparable quality.	The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in investment grade municipal obligations — debt securities that pay interest which, in the opinion of counsel to the issuer, is exempt from both federal income tax and the federal alternative minimum tax. This is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior notice to shareholders. The Fund generally only acquires municipal obligations that are rated “investment grade” at the time of purchase, which means they are rated in one of the top four categories by a nationally recognized statistical rating organization, or unrated obligations that the Adviser determines are of comparable quality.

The Fund normally invests not less than 50% of its net assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. However, there may be extended periods of time when the Fund will invest less than 50% of its net assets in Hawaiian municipal obligations due to a lack of supply.

Under normal market conditions, the average remaining maturity of the Fund’s investment portfolio (measured on a dollar-weighted basis) will be between two to ten years. The Adviser also considers the duration of the Fund and anticipates that the duration range will be similar to the average remaining maturity range.

The Fund normally invests not less than 50% of its net assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. However, there may be extended periods of time when the Fund will invest less than 50% of its net assets in Hawaiian municipal obligations due to a lack of supply. The Fund may also invest in other kinds of debt instruments issued by domestic issuers.
	The Fund focuses on maximizing tax-exempt income consistent with prudent investment risk within this maturity range. The Fund’s share value will likely be less volatile than the Pacific Capital Tax-Free Securities Fund, because the Fund generally will have a shorter average portfolio maturity.	The Fund focuses on maximizing tax exempt income consistent with prudent investment risk. It varies the average maturity of its investment portfolio from time to time in response to actual and expected interest rate movements as well as other market and economic conditions.

	Acquired Fund Pacific Capital Tax-Free Short Intermediate Securities Fund	Acquiring Fund Pacific Capital Tax-Free Securities Fund
	This Fund is intended for investors who seek income that is exempt from federal and Hawaii income tax, less fluctuation in the value of your investment than a long-term bond fund, a high level of liquidity, and professional portfolio management. This Fund is not intended for investors who seek high stability of principal, income that is not subject to any federal alternative minimum tax, or significant capital appreciation. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.	This Fund is intended for investors who seek income that is exempt from federal and Hawaii income tax, a high level of liquidity, and professional portfolio management. This Fund is not intended for investors who seek high stability of principal, income that is not subject to any federal alternative minimum tax, or significant capital appreciation. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective.
	The Fund may also invest in other kinds of debt instruments issued by domestic issuers. The Fund is non-diversified, which means that the Fund may invest its assets in securities of fewer issuers than would a diversified mutual fund.	The Fund is non-diversified, which means that the Fund may invest most of its assets in securities issued by or representing a small number of issuers. No maturity limitations apply to the Fund’s investment portfolio, and the average maturity of its portfolio can vary significantly. The Adviser monitors the Fund’s portfolio performance and reallocates the Fund’s assets in response to actual and expected market and economic changes.
Portfolio Turnover	Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, affect the fund’s performance.
	During the fiscal year ended April 30, 2025, the fund’s portfolio turnover rate was 32% of the average value of its assets.	During the fiscal year ended April 30, 2025, the fund’s portfolio turnover rate was 20% of the average value of its assets.
Investment Adviser	Asset Management Group of Bank of Hawaii

	Acquired Fund Pacific Capital Tax-Free Short Intermediate Securities Fund	Acquiring Fund Pacific Capital Tax-Free Securities Fund
Portfolio Managers

Reid Smith, CFA, is Vice President and Director of Fixed Income at Bank of Hawaii and has been managing the Fund since August 23, 2021. Mr. Smith has over 30 years of experience in fixed income portfolio management, with deep expertise in municipal bond strategies. Mr. Smith began his investment career in the investment department of Bank of Hawaii (formerly Hawaiian Trust Company), where he managed the Hawaiian Tax-Free Trust from 1989 to 1991. His career includes senior roles such as Principal and Senior Portfolio Manager at Vanguard Group (1992–2009), where he oversaw two prominent municipal bond funds totaling $12.5 billion in assets. He later served as Head of the Fixed Income Group at Barclays Wealth (2011–2015), CIO and Director at Ziegler Capital Management – BPG Group (2015–2019), and most recently as a Financial Advisor at Stifel (2020–2021). Mr. Smith is a Chartered Financial Analyst and holds both a Bachelor’s and a Master’s degree in Business Administration from the Shidler College of Business at the University of Hawai’i at Mãnoa.

Roman Mahi is an Investment Analyst at Bank of Hawaii and has been the Assistant Portfolio Manager of the Fund since June 2025. Prior to joining Bank of Hawaii in May 2024, he worked as a Graduate Student Assistant for Leadership Development at the University of Hawaii (October 2023-May 2024), an intern at Cantor Fitzgerald in New York City (June-July 2023), and an analyst at the Employees’ Retirement System Hawaii in Honolulu (2022-2023). Mr. Mahi holds both a Master’s degree and a Bachelor of Business Administration in Finance from the Shidler College of Business at the University of Hawai’i at Mãnoa. He has also passed Level I of the Chartered Financial Analyst (CFA) Program.

Fiscal Year End	April 30
Trust	FundVantage Trust
Net assets (as of April 30, 2025)	$41,793,645	$234,593,942

Comparison of Principal Risks

Because the funds have the same portfolio managers and similar investment objectives and strategies, the risks of investing in the Acquired Fund and the Acquiring Fund are substantially the same. The following describes the principal risks of investing in the Acquired Fund and the Acquiring Fund.

Each Fund (unless indicated otherwise) is subject to the principal risks summarized below. These risks could adversely affect the fund’s net asset value (“NAV”), yield and total return. It is possible to lose money by investing in the funds. The funds may not be a suitable investment for all investors.

●	Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as the payment of interest or principal on a debt security).

●	Geographic Concentration Risk: From time to time, each Fund may invest a substantial amount of its assets in issuers located in Hawaii. If a Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that geographic region will have a significant impact on its investment performance.

●

Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. The longer the average maturity of a Fund’s investment portfolio, the greater the fluctuation in value. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer a Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

●	Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and price that the seller would like.

●	Management Risk: The Funds are actively managed. As with any actively managed fund, the Adviser may not be successful in selecting the best performing securities or investment techniques, and a Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are tied up in less advantageous investments.

●	Market Risk: The values of, and/or the income generated by, securities held by a Fund may decline due to factors that are specifically related to a particular issuer, as well as general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, or adverse investor sentiment generally. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Geopolitical events, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are global economic powers, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as environmental and natural disasters, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy.

●	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of a Fund may therefore be more dependent on the analytical abilities of the Adviser than that of an equity fund or taxable bond fund. Each Fund invests significantly in municipal obligations of issuers located in Hawaii. The values of shares of each Fund therefore will be affected by economic and political developments in Hawaii.

●	Non-Diversification Risk: The Funds are “non-diversified” and, therefore, may invest a greater percentage of their assets in the securities of a single issuer than mutual funds that are classified as “diversified.” A fund that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

●	Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

●	Rating Agency Risk: Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

●	Valuation Risk: The risk that a Fund has valued certain of its securities at a higher price than it can sell them.

Comparison of Fees and Expenses

Shareholders of both funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy, hold or sell shares of each fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. The fees and expenses for the Acquired Fund in the table appearing below are based on the fees and expenses for the fiscal year ended April 30, 2025. The tables also show the pro forma expenses of the Acquiring Fund after giving effect to the Reorganization, based on pro forma net assets as of April 30, 2025. Pro forma numbers are estimated in good faith and are hypothetical. Actual expenses may vary significantly. You will not pay any sales load, CDSC, brokerage commission, redemption fee, or other transaction fee in connection with the receipt of Acquiring Fund Shares in the Reorganization.

	Acquired Fund	Acquiring Fund		Acquiring Fund (Pro Forma)
	Pacific Capital Tax-Free Short Intermediate Securities Fund (Class Y Shares)	Pacific Capital Tax-Free Securities Fund (Class Y Shares)		Pacific Capital Tax-Free Securities Fund (Class Y Shares)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.20%	0.20%		0.20%
Distribution (Rule 12b-1) Fees	None	None		None
Acquired Fund Fees and Expenses (“AFFE”)	None	0.01%		0.00%
Other Expenses	0.42%	0.14%		0.12%
Total Annual Fund Operating Expenses	0.62%	0.35	%(1)	0.32%
Fee Waiver and/or Expense Reimbursement	(0.20)	(0.20)%		(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.42%	0.15	%(1),(2)	0.12	%(2)

(1)	“Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets that will be disclosed in the Fund’s Annual and Semi-Annual Financials and Additional Information in the financial highlights table, which reflects the operating expenses of the Fund and does not include “Acquired Fund Fees and Expenses.”
(2)

The Asset Management Group of Bank of Hawaii (the “Adviser”) has agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until at least August 31, 2027. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”).

Examples

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund’s total annual operating expenses remain the same except for year one (which considers the effect of the applicable expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of April 30, 2025. The examples are for comparison purposes only and are not a representation of any fund’s actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Acquired Fund	Acquiring Fund	Acquiring Fund (Pro Forma)
Number of years you own your shares	Pacific Capital Tax-Free Short Intermediate Securities Fund (Class Y Shares)	Pacific Capital Tax-Free Securities Fund (Class Y Shares)	Pacific Capital Tax-Free Securities Fund (Class Y Shares)
Year 1	$43	$15	$12
Year 3	$179	$92	$60
Year 5	$327	$176	$137
Year 10	$758	$422	$362

Comparison of the Funds’ Past Performance

Acquired Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance information is available on the Fund’s website at https://www.boh.com/personal/mutual-funds or by calling the Fund toll-free at (888) 678-6034.

During the periods shown in the chart:

Best Quarter	Worst Quarter
4.61%	(3.07)%
(December 31, 2023)	(September 30, 2023)

Pacific Capital Tax-Free Short Intermediate Securities Fund Class Y Shares Average Annual Total Returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Class Y Shares Return Before Taxes	4.93%	1.29%	1.49%
Return After Taxes on Distributions	4.90%	1.25%	1.47%
Return After Taxes on Distributions and Sale of Shares	4.08%[1]	1.43%[1]	1.53%[1]
Bloomberg Municipal Bond Index[2] (reflects no deductions for fees, expenses or taxes)	4.25%	0.80%	2.35%
Bloomberg Hawaii 3-Year Municipal Bond Index[2] (reflects no deductions for fees, expenses or taxes)	3.85%	0.78%	1.34%

1	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return Before Taxes” and the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Fund shares after the relevant periods.
2	Effective September 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg Municipal Bond Index due to regulatory requirements. The Bloomberg Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bond market, which covers the USD-denominated long-term tax-exempt bond market with four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Fund will retain the Bloomberg Hawaii 3-Year Municipal Bond Index as its additional benchmark for performance comparison. The Bloomberg Hawaii 3-Year Municipal Bond Index is the 2-4 year component of the Bloomberg Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Acquiring Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for 1 year, 5 years and 10 years compare with a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Funds’ website at https://www.boh.com/personal/mutual-funds or by calling the Funds toll-free at (888) 678-6034.

During the periods shown in the chart:

Best Quarter	Worst Quarter
5.51%	(5.26)%
(December 31, 2023)	(March 31, 2022)

Pacific Capital Tax-Free Securities Fund Class Y Shares Average Annual Total Returns for the periods ended December 31, 2025	1 Year	5 Years	10 Years
Class Y Shares Return Before Taxes	5.03%	0.91%	2.10%
Return After Taxes on Distributions	4.99%	0.88%	2.08%
Return After Taxes on Distributions and Sale of Shares	4.33%[1]	1.29%[1]	2.20%
Bloomberg Municipal Bond Index[2] (reflects no deductions for fees, expenses or taxes)	4.25%	0.80%	2.35%
Bloomberg Hawaii Municipal Bond Index[2] (reflects no deductions for fees, expenses or taxes)	4.72%	0.64%	2.12%

1	The “Return After Taxes on Distributions and Sale of Shares” is higher than the “Return Before Taxes” and the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Fund shares after the relevant periods.
2	Effective September 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg Municipal Bond Index due to regulatory requirements. The Bloomberg Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bond market, which covers the USD-denominated long-term tax-exempt bond market with four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Fund will retain the Bloomberg Hawaii Municipal Bond Index as its additional benchmark for performance comparison. The Bloomberg Hawaii Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

	Acquired Fund Pacific Capital Tax-Free Short Intermediate Securities Fund (Class Y Shares)	Acquiring Fund Pacific Capital Tax-Free Securities Fund (Class Y Shares)
Management fees

The fund pays the Adviser a fee for managing the fund. The Adviser’s annual fee as a percentage of the fund’s average daily net assets is 0.20%. The fee is computed daily and paid monthly.

For the fiscal year ended April 30, 2025, the Adviser effectively received an aggregate investment advisory fee as a percentage of average net assets of 0% due to fee waivers and expense reimbursements.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Adviser and the Trust, on behalf of each Fund, is available in the Funds’ Annual Shareholder Report for the fiscal year ended April 30, 2025.

The fund pays the Adviser a fee for managing the fund. The Adviser’s annual fee as a percentage of the fund’s average daily net assets is 0.20%. The fee is computed daily and paid monthly.

For the fiscal year ended April 30, 2025, the Adviser effectively received an aggregate investment advisory fee as a percentage of average net assets of 0% due to fee waivers and expense reimbursements.

A discussion of the basis for the Board of Trustees’ approval of the investment management contract between the Adviser and the Trust, on behalf of each Fund, is available in the Funds’ Annual Shareholder Report for the fiscal year ended April 30, 2025.

Comparison of the Distribution Features, Purchase Procedures and Exchange Rights, and Redemption Procedures

The Acquired Fund and the Acquiring Fund have identical distribution features, purchase procedures and exchange rights, and redemption procedures. Both funds do not have a minimum investment requirement and neither charges a redemption fee. For a full discussion of the distribution features, purchase procedures and exchange rights, and redemption procedures for the Funds please see “Purchase and Sale of Fund Shares,” below.

Reasons for the Reorganization

The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of the Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal:

●	The Acquired Fund and the Acquiring Fund have similar investment objectives and substantially similar principal investment strategies.

●	The portfolio management team of the Adviser that currently manages the Acquired Fund would be primarily responsible for the day-to-day management of the Acquiring Fund.

●	The total annual fund operating expenses of the Acquiring Fund are expected to be lower than those of the Acquiring Fund and the Acquired Fund.

●	The risks associated with owning shares of the Acquiring Fund are substantially similar to the risks associated with owning shares of the Acquired Fund, as noted above under “Comparison of Principal Risks.”

●	The net assets of the Acquired Fund over their lifetimes and the greater potential for the Acquiring Fund to increase its assets over time compared to the Acquired Fund.

●	The terms and conditions of the Agreement and Plan of Reorganization, including the Acquiring Fund’s assumption of the assets and liabilities of the Acquired Fund.

●	The Reorganization will be structured to be a tax-free reorganization for federal income tax purposes.

●	The costs of the Reorganization, excluding any brokerage costs, would be borne by the Acquired Fund and the Acquiring Fund, not by the Adviser.

BOARD’S EVALUATION OF THE REORGANIZATION

For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that, taking into account the expense ratio of the Acquiring Fund compared to the Acquired Fund, the limited availability of shorter-duration Hawaii municipal bonds, lower returns for Acquired Fund shareholder, the continued advisory fee waiver post-Reorganization, operating efficiencies, and anticipated benefits to shareholders resulting from the Reorganization described above, the Reorganization are in the best interest of your fund and that the interests of your fund’s shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved the Reorganization. The Trustees of the Acquiring Fund also determined that, taking into account the anticipated benefits to shareholders resulting from the Reorganization described above, the Reorganization is in the best interests of the Acquiring Fund and that the interests of the shareholders of that fund would not be diluted as a result of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund and Acquiring Fund as of January 7, 2026, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the funds between and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the funds during that period resulting from income and distributions, and changes in the accrued liabilities of the funds during the same period.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Combined Fund
	Pacific Capital Tax-Free Short Intermediate Securities Fund (Class Y Shares)	Pacific Capital Tax-Free Securities Fund (Class Y Shares)
Total Net Assets	$41,071,212	$246,083,557		$287,154,769
Net Asset Value Per Share	$9.92	$9.78		$9.78
Shares Outstanding	4,139,481	25,161,248	59,917	29,360,646

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

Purchase and Sale of Fund Shares

Shares of each Fund are sold without a sales charge. Shares of the Acquired Fund and Acquiring Fund are purchased at NAV directly with the Fund. The Acquired Fund and the Acquiring Fund have identical procedures for the purchase of shares. Shares of the Funds are sold on a continuous basis by the Distributor at the NAV next computed after the Fund or authorized financial intermediary has received your purchase order in good order. Shares of the Funds may be purchased directly through its transfer agent and through other authorized financial intermediaries. Shares of the Funds are sold without the imposition by the Funds of any sales charges. If you purchase shares through a financial intermediary, you may be charged a brokerage commission or other transaction-based fees by the financial intermediary. All initial investments must be made by check or wire, and additional investments may be made by check, wire, or ACH. Shares of the Fund may be purchased and sold (redeemed) on any business day when the New York Stock Exchange (the “Exchange”) is open for regular trading. Such purchases and redemptions can be made through a broker-dealer or other financial intermediary or directly with the Fund by sending a completed application to the addresses below. More information can be found at https://www.boh.com/personal/mutual-Funds.com.

Regular Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (888) 678-6034

Purchase by Wire for Accounts Held Directly with the Fund

Please contact Fund shareholder services (“Shareholder Services”) toll-free at (888) 678-6034 for current wire instructions.

Redemption by Telephone for Accounts Held Directly with the Fund

Call Shareholder Services toll-free at (888) 678-6034.

Purchases and Redemptions for Accounts Held through a Financial Intermediary

Contact your financial intermediary.

Holders of Acquired Fund Shares will not be assessed a front-end sales charge, CDSC, or redemption fee in connection with the Reorganization. Additional information and specific instructions explaining how to buy shares of the fund are outlined in the fund’s prospectus under the heading “Purchase and Sale of Fund Shares.”

Share purchases of the Acquired Fund may no longer be permitted approximately one week prior to the Reorganization. Investors should check the Acquired Fund’s website for further information.

The funds have identical features for redeeming and exchanging shares.

Shares of the funds may be redeemed on any day the Exchange is open, either directly through the fund’s transfer agent or through a financial intermediary. Shares of the funds will be redeemed at the NAV next calculated after receipt of the redemption request in good order. Payment for redemptions is usually made within one business day, but not later than seven days after receipt of a redemption request, unless the check used to purchase the shares has not yet cleared. Redemption orders received in good order by the close of the regular session of trading on the Exchange, generally 4:00 p.m. Eastern time, are processed at that day’s NAV. Redemption orders received after the close of the regular session of trading on the Exchange are processed at the NAV determined on the following business day. See each fund’s prospectus for more details.

Portfolio Securities

The Acquired Fund does not anticipate any repositioning of their portfolios in connection with the Reorganization; however, the Acquired Fund may dispose of securities in the normal course. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund’s ability to use any available tax loss carryforwards.

Tax Capital Loss Carryforwards

Federal income tax law generally permits a regulated investment company to carry forward indefinitely net capital losses from any taxable year to offset its capital gains. Presently, the Funds do not have any capital loss carryforwards.

For the period ending on the Closing Date, each fund may have net realized capital gains or losses, and as of the Closing Date, a fund may also have net unrealized capital gains or losses.

The Reorganization may result in a number of limitations on a combined fund’s ability to use realized and unrealized losses of an Acquired Fund and the Acquiring Fund. The discussion below describes the limitations that may apply based on the funds’ tax attributes and relative net asset values as of April 30, 2025. Since the Reorganization is not expected to close until March 20, 2026, the net current-year realized capital gains and losses and net unrealized capital gains and losses and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of your fund and the Acquiring Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

First, in the tax year of the combined fund in which a Reorganization occurs, the combined fund will be able to use carryforwards of your fund’s capital losses (including from your fund’s short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund’s capital gains for such tax year, based on the number of days remaining in the combined fund’s tax year after the Closing Date.

Second, the Reorganization is expected to result in a limitation on the combined fund’s ability to use your fund’s capital loss carryforwards and, in certain cases, net unrealized losses inherent in your fund’s assets at the time of the Reorganization, in subsequent tax years. This limitation, imposed by Section 382 of the Code, will apply if your fund’s shareholders own less than 50% of the combined fund immediately after the applicable Reorganization. This limitation is imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. The annual limitation described in this paragraph for periods following the Reorganization generally will equal the product of the net asset value of your fund immediately prior to the applicable Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of the applicable Reorganization. This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Third, a Reorganization may result in limitations on the combined fund’s ability to use loss carryforwards of the applicable Acquiring Fund, a portion of losses recognized by the applicable Acquiring Fund in the taxable year in which the Reorganization occurs, and, in certain cases, a net unrealized loss inherent in the assets of the applicable Acquiring Fund at the time of the applicable Reorganization. This limitation will apply if such Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the applicable Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitations may be carried forward, subject to the generally applicable limitations on the carryforward of losses. The aggregate annual limitation described in this paragraph for periods following the applicable Reorganization generally will equal the product of the net asset value of the applicable Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at the time of such Reorganization. This limitation may be prorated in the taxable year in which the applicable Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

Fourth, if an Acquired Fund or the Acquiring Fund has a net unrealized gain inherent in its assets at the time of the applicable Reorganization, then, under certain circumstances, the combined fund may not offset that gain, to the extent realized within five years of such Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the fund with the net unrealized gain) or, in certain cases, by a net unrealized loss inherent at the time of such Reorganization in the assets of the other fund. This limitation will generally apply if the Acquiring Fund’s or an Acquired Fund’s unrealized capital gains as of the date of the applicable Reorganization are greater than the lessor of $10,000,000 or 15% of the fair market value of its assets as of the Closing Date.

As of April 30, 2025, the Acquired Fund and the Acquiring Fund had the following current-year net realized capital gains (losses) and net unrealized gains (losses):

Fund	Current Year Realized Capital Gains (Losses)	Net Unrealized Gains (Losses)
Pacific Capital Tax-Free Short Intermediate Securities Fund	(21,971)	(142,352)
Pacific Capital Tax-Free Securities Fund	(3,010,393)	2,086,114

Fifth, any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the Acquired Fund that incurred the loss.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

●	The Reorganization is scheduled to occur as of the open of business on March 20, 2026 (the “Closing Date”) but may occur on such later date as the parties may agree.

●	The Acquired Fund will transfer all of their assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities. The net asset value of the Acquired Fund will be computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (i.e., March 20, 2026).

●	Shares of the Acquiring Fund will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of the Acquired Fund on the Closing Date. The Funds each have a single class of shares, Class Y Shares. The Acquiring Fund shares that you receive in the Reorganization will have the same aggregate net asset value as your holdings of shares of the Acquired Fund shares immediately prior to the Reorganization. The net asset value attributable to the shares of the fund will be determined using the Trust’s valuation policies and procedures.

●	After the Acquiring Fund shares are issued, the Acquired Fund will be dissolved.

●	No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization.

●	No Reorganization, itself, generally is expected to result in gain or loss being recognized for federal income tax purposes by shareholders of either your Acquired Fund or the Acquiring Fund, except as set forth below under the heading “Tax Status of the Reorganization.” No Reorganization will take place unless both the applicable Acquired Fund and the Acquiring Fund receive a tax opinion from Troutman Pepper Locke LLP, counsel to the funds, as described below under the heading “Tax Status of the Reorganization.”

Agreement and Plan of Reorganization

A form of the Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Article VI).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that fund and the receipt of all consents, orders and permits necessary to consummate such Reorganization (see Agreement and Plan of Reorganization, Article VII).

The funds’ obligations are subject to the receipt of a favorable opinions of Troutman Pepper Locke LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Article 8.5).

Termination of Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund.

Expenses of the Reorganization. All expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the Reorganization will be borne by the Acquired Fund and the Acquiring Fund. Due to its size and the benefits it will receive from the increased asset base following the Reorganization, the Acquiring Fund is expected to bear approximately 55.56%, and the Acquired Fund will bear approximately 44.44%, of the expenses incurred by the Funds in connection with the Reorganization.

TAX STATUS OF THE REORGANIZATION

The Reorganization is conditioned upon the receipt by the Acquired Fund of an opinion from Troutman Pepper Locke LLP, counsel to the Pacific Capital Funds, substantially to the effect that, for federal income tax purposes:

●	The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement and Plan of Reorganization, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution (whether actual or constructive) of the Acquiring Fund shares by the Acquired Fund to the Acquired Fund shareholders in liquidation, as contemplated in the Agreement and Plan of Reorganization;

●	Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as contemplated in the Agreement and Plan of Reorganization;

●	Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

●	Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

●	Under Code Section 354, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of all of their Acquired Fund shares solely for the Acquiring Fund shares in the Reorganization;

●	Under Code Section 358, the aggregate tax basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by such shareholder;

●	Under Code Section 1223(1), the Acquired Fund shareholder’s holding period for the Acquiring Fund shares to be received by the Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held, provided that the Acquired Fund shareholder held such Acquired Fund shares as a capital asset on the date of the Reorganization; and

●	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

Counsel will express no opinion as to (1) the effect of the Reorganization on (A) any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, (C) with respect to any stock held in a controlled foreign corporation as defined in Section 957(a) of the Code (D) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, or (E) any limitations on the use or availability of capital losses, net operating losses, unrealized gain or loss or other losses under the Code and (2) any other federal, state, local or foreign tax issues of any kind.

In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of the Acquired Fund and the Acquiring Fund. The condition that the Acquired Fund and the Acquiring Fund receives such an opinion may not be waived by either fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Additional Purchase and Sale Information

PRICING OF SHARES

The price of the Acquiring Fund’s shares is based on its NAV. The NAV per share of a Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV =	–	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

Each Fund’s NAV per share is calculated once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m., Eastern time) on each business day (i.e., a day that the Exchange is open for business). The Exchange is generally open on Monday through Friday, except national holidays. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received in good form by an authorized financial institution or the transfer agent, plus any applicable sales charges.

Each Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. The valuations of securities that trade principally on a foreign market that closes before the time as of which each Fund calculates its NAV will generally be based on an adjusted fair value price furnished by an independent pricing service as of the time NAV is calculated. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Certain fixed income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from a recognized dealer or dealers in those securities. The amortized cost method of valuation may be used to value fixed income securities with 60 days or less remaining until maturity, so long as such amortized cost method approximates fair value. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses).

Securities that do not have a readily available current market value are valued in good faith by the Adviser as “valuation designee” under the oversight of the Trust’s Board of Trustees. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the aforementioned valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees. The Adviser’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security or asset values as of the time of pricing. However, fair values for a security or asset determined pursuant to the Adviser’s policies and procedures may not accurately reflect the price that the Fund could obtain if it were to dispose of that security or asset as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available. The Adviser as valuation designee will monitor for significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

PURCHASE OF SHARES

Shares are offered on a continuous basis by the Funds’ principal underwriter, Foreside Funds Distributors LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Underwriter”) and are sold without any sales charges. There is no minimum initial investment in a Fund. The Funds do not charge any sales loads, deferred sales loads or other fees, such as 12b-1 fees, in connection with the purchase of shares. You may purchase shares as specified below.

Class Y shares are available to Bank of Hawaii and its affiliated and correspondent banks acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at the institution. Class Y shares may not be purchased by individual investors, either directly or through brokerage accounts. If you purchase Class Y shares through a financial intermediary, you may be charged a transaction-based fee or other fee for the services of such organization.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be redeemed by the Trust unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Funds’ transfer agent by following the instructions under “To Open An Account.” To open an account directly with a Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest.

In addition, the availability of certain classes of shares may be limited to certain intermediary platforms, which means that your eligibility to purchase a specific class of Fund shares may depend on whether your intermediary offers that class.

The Trust is not responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

TO OPEN AN ACCOUNT

By Mail

Complete the application and mail it to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) at the address noted below, together with a check payable to the applicable Fund. Mail the application and your check to:

Regular Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (888) 678-6034

The Funds will only accept checks drawn in U.S. dollars on domestic banks. The Funds will not accept any of the following: cash or cash equivalents, money orders, traveler’s checks, cashier’s checks, bank checks, official checks and treasurer’s checks, payable through checks, third-party checks and third-party transactions.

While the Funds do not generally accept foreign investors, it may in instances where either (i) an intermediary makes shares of a Fund available or (ii) the transfer agent, in the case of a direct to Fund subscription, has satisfied its internal procedures with respect to the establishment of foreign investor accounts. Please contact the Adviser at (808) 694-4444 for more information.

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

By Wire

To make a same-day wire investment, call Shareholder Services toll-free at (888) 678-6034 before 4:00 p.m. Eastern time for current wire instructions. An account number will be assigned to you. Your wire must be received by the stock market close, typically 4:00 p.m. Eastern time, to receive that day’s price per share. Your bank may charge a wire fee.

TO ADD TO AN ACCOUNT

By Mail

Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

Regular Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (888) 678-6034

By Wire

Call Shareholder Services toll-free at (888) 678-6034 for current wire instructions. The wire must be received by the stock market close, typically 4:00 p.m. Eastern time, for same day processing. Your bank may charge a wire fee.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the applicable Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the same business day for orders placed prior to 4:00 p.m. Eastern time. Orders placed thereafter will be effective at the closing price per share on the next business day. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Purchase Price

Class Y shares of each Fund are sold at the NAV next determined after receipt of the request in good order. “Good Order” means that the purchase request is complete and includes all required information.

Financial Intermediaries

You may purchase shares of a Fund through a financial intermediary who may charge you a commission on your purchase, may charge additional fees, and may require different minimum investments or impose other limitations on buying and selling shares. “Financial intermediaries” include brokers, dealers, banks (including bank trust departments), insurance companies, investment advisers, financial advisers, financial planners, retirement or 401(k) plan administrators, their designated intermediaries and any other firm having a selling, administration or similar agreement. If you purchase shares through a financial intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchases and sale requests. Purchase and redemption orders placed through a financial intermediary will be deemed to have been received and accepted by a Fund when the financial intermediary accepts the order. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. Customer orders are required to be priced at the Fund’s NAV next computed after the authorized financial intermediary or its authorized representatives’ receipt of the order to buy or sell. Purchase and redemption requests sent to such authorized broker (or its designee) are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds’ transfer agent in accordance with the Funds’ procedures and applicable law. Financial intermediaries may also designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. Consult your investment representative for specific information.

It is the responsibility of the financial intermediary to transmit orders for the purchase of shares by its customers to the transfer agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Funds’ transfer agent by following the instructions under “To Open An Account.”

Networking and Sub-Transfer Agency Fees.

A Fund may also directly enter into agreements with financial intermediaries pursuant to which it will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 distribution or shareholder service fees the financial intermediary may also be receiving. From time to time, the Adviser or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their own resources. These payments may be material to financial intermediaries relative to other compensation paid by a Fund and/or the Underwriter, the Adviser and their affiliates. The payments described above may differ and may vary from amounts paid to the Funds’ transfer agent for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Adviser or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

Additional Compensation to Financial Intermediaries.

The Adviser, and, from time to time, affiliates of the Adviser may also, at their own expense and out of their own resources, provide additional cash payments to financial intermediaries who sell shares of a Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in this Prospectus. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Adviser or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund’s shares in communications with a financial intermediaries’ customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of a Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Adviser and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the Funds and the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The additional cash payment arrangement between a particular financial intermediary and the Adviser or its affiliates may provide for increased rates of compensation as the dollar value of a Fund’s shares sold or invested through such financial intermediary increases. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of such Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although a Fund may use financial firms that sell Fund shares to effect portfolio transactions for the Fund, the Fund and the Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For more information about these additional cash payments made to financial intermediaries, please refer to the section entitled “Additional Compensation to Financial Intermediaries” located in the SAI.

Rights Reserved by the Funds

The Funds reserve the right to:

●	reject any purchase order;

●	suspend the offering of shares;

●	vary the initial and subsequent investment minimums;

●	waive the minimum investment requirement for any investor;

●	redeem accounts with balances below the minimum account size after 30 days’ written notice;

●	redeem your shares in the event your financial intermediary’s relationship with the Trust is modified or terminated;

●	subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Funds and

●	redeem your shares if you hold your shares through a financial intermediary and you propose to transfer your shares to another financial intermediary that does not have a relationship with the Trust.

The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.

Market Timing and Frequent Trading Policy

The Funds discourage frequent purchases and redemptions, and the Trust’s Board of Trustees has adopted policies and procedures consistent with such position. The Funds are not designed to accommodate market timing or short-term trading. Frequent or excessive trades into or out of a Fund in an effort to anticipate changes in market prices of its investment portfolio is generally referred to as “market timing.” Market timing can adversely impact the ability of the Adviser to invest assets in an orderly manner, which in turn may adversely impact the expenses and the performance of the Funds. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs. Specifically, frequent trading may result in the Funds engaging in activities to a greater extent than they otherwise would, such as maintaining higher cash balances, using a line of credit and trading in portfolio securities, each of which may increase expenses and decrease performance. This occurs when market timers attempt to trade Fund shares when the NAVs of the Funds do not reflect the value of the underlying portfolio securities.

To deter market timing and to minimize harm to the Funds and their shareholders, the Funds reserve the right to restrict, reject or cancel, without prior notice, any purchase order by market timers or by those persons the Funds believe are engaging in similar trading activity that, in the judgment of the Funds or the Adviser, may be disruptive to the Funds. The Funds will not be liable for any loss resulting from rejected purchase orders. No waivers of the provisions of this policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Funds and their shareholders or would subordinate the interests of the Funds and their shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

The Funds’ Chief Compliance Officer (“CCO”) reviews on an as-needed basis, as determined by the CCO in coordination with the Adviser and other service providers, available information related to the trading activity in the Funds in order to assess the likelihood that the Funds may be the target of market timing or similar trading practices. If, in the CCO’s judgment, the Funds or the Adviser detect excessive, short-term trading, the Funds may reject or restrict a purchase request and may further seek to close the investor’s account. The Funds may modify their procedures from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Funds will apply its procedures in a manner that, in the Funds’ judgment, will be uniform.

There is no guarantee that the Funds or their agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence.

In order for a financial intermediary to purchase shares of the Funds for an “omnibus” account, in nominee name or on behalf of another person, the Funds will enter into shareholder information agreements with such financial intermediary or its agent. These agreements require each financial intermediary to provide the Funds access, upon request, to information about underlying shareholder transaction activity in these accounts and the Shareholder’s Taxpayer Identification Number (or International Taxpayer Identification Number or other government issued identifier). If a shareholder information agreement has not been entered into by a financial intermediary, such financial intermediary will be prohibited from purchasing Fund shares for an “omnibus” account, in nominee name or on behalf of another person. If necessary, the Funds may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Funds. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Funds. If a financial intermediary fails to enforce the Funds’ excessive trading policies, the Funds may take certain actions, including terminating the relationship.

REDEMPTION OF SHARES

You may “redeem” or sell your shares on any day the Exchange is open, either directly through the Funds’ transfer agent, BNY Mellon Investment Servicing, or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order. “Good Order” means that the redemption request is complete and includes all accurate required information including any medallion signature guarantees, if necessary.

Redemption Policies

Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. Each Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when: (1) trading on the Exchange is restricted or the Exchange is closed for other than customary weekends and holidays; (2) the SEC has, by order, permitted such suspension for the protection of a Fund’s shareholders; or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Each Fund will automatically redeem shares if a purchase check is returned for insufficient funds and the shareholder’s account will be charged for any loss. The Funds reserve the right to reject any third-party check.

Under normal market conditions, each Fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling a portion of the Fund’s holdings consistent with its investment strategy. The Funds generally pay redemptions proceeds in cash; however, each Fund reserves the right to honor certain redemptions “in-kind” with securities, rather than cash. A Fund is more likely to redeem in-kind to meet large redemption requests or during times of market stress.

TO REDEEM FROM YOUR ACCOUNT

By Mail

To redeem your shares by mail:

●	Write a letter of instruction that includes the name of the applicable Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

●	Include all signatures and any additional documents that may be required.

●	Mail your request to:

Regular Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing P.O. Box 534445 Pittsburgh, PA 15253-4445	Overnight Mail: Pacific Capital Funds FundVantage Trust c/o BNY Mellon Investment Servicing Attention: 534445 500 Ross Street, 154-0520 Pittsburgh, PA 15262 (888) 678-6034

●	A check will be mailed to the name(s) and address in which the account is registered and may take up to seven days.

●	The Funds may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

●

The Funds require a medallion signature guarantee if the written redemption request exceeds $100,000, the address of record has changed within the past 30 days or the proceeds are to be paid to a person other than the account owner of record.

By Telephone

To redeem your shares by telephone, call Shareholder Services toll-free at (888) 678-6034. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the pre-designated bank account on the account. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Funds and BNY Mellon Investment Servicing reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. BNY Mellon Investment Servicing has established security procedures to prevent unauthorized account access. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Funds or BNY Mellon Investment Servicing.

By Wire

In the case of redemption proceeds that are wired to a bank, the Funds transmit the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Funds and BNY Mellon Investment Servicing will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. Each Fund reserves the right to refuse a wire redemption if the Fund believes it is advisable to do so. You may also have your redemption proceeds sent to your bank via ACH. BNY Mellon Investment Servicing does not charge for this service; however, please allow 2 to 3 business days for the transfer of money to reach your banking institution.

Selling Recently Purchased Shares

If you wish to sell shares that were recently purchased by check, a Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. Each Fund reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and a Fund may require that a subsequent request be submitted.

Late Trading

Late trading is the practice of buying or selling Fund shares at the closing price after a Fund’s NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Funds have adopted trading policies designed to comply with requirements of the federal securities laws

TRANSACTION POLICIES

Timing of Purchase or Sale Requests

All requests received in good order by BNY Mellon Investment Servicing or authorized dealers of Fund shares before the close of regular trading on the Exchange, typically 4:00 p.m. Eastern time, will be executed the same day, at that day’s NAV. Such orders received after the close of regular trading of the Exchange will be executed the following day, at that day’s NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the Exchange is open for trading. If the Exchange closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.

New York Stock Exchange Closings

The Exchange is typically closed for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Investments through Financial Intermediaries/Nominees

If you invest through a financial intermediary or nominee, such as a broker-dealer or financial adviser (rather than directly through a Fund), certain policies and fees regarding your investment in the Funds may be different than those described in this Prospectus. In the event your financial intermediary modifies or terminates its relationship with the Trust, your shares may be subject to involuntary redemption unless you make arrangements to (a) transfer your Fund shares to another financial intermediary that is authorized to process Fund orders or (b) establish a direct account with the Funds’ transfer agent by following the instructions under “To Open An Account.” Financial intermediaries and nominees may charge transaction fees, may charge you a commission on your purchase, and may set minimum investments or other limitations or procedures on buying or selling shares; however, in the event that your financial intermediary modifies or terminates its relationship with the Trust and you chose to open an account directly with a Fund, you must meet the minimum initial investment amount or, if available, exchange your shares for shares of another class in which you are eligible to invest. It is the responsibility of the financial intermediary or nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees by the Funds (other than those described in this Prospectus) if you purchase or redeem shares directly through the Funds’ transfer agent, BNY Mellon Investment Servicing.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this Prospectus. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this Prospectus.

Medallion Signature Guarantees

The Funds may require additional documentation for the redemption of shares of the Funds held in corporate, partnership or fiduciary accounts, or medallion signature guarantees for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. A medallion signature guarantee is required if the written redemption request exceeds $100,000, the address of record has changed within the past 30 days, or the proceeds are to be paid to a person other than the account owner of record. When a Fund requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The Funds recognize the following three medallion programs: (i) Securities Transfer Agents Medallion Program (STAMP), (ii) Stock Exchanges Medallion Program (SEMP) and (iii) New York Stock Exchange, Inc., Medallion Signature Program (MSP). Signature guarantees from a financial institution that does not participate in one of these programs will not be accepted. Call Shareholder Services toll-free at (888) 678-6034 for further information on obtaining a proper signature guarantee.

Customer Identification Program

Federal law requires the Funds to obtain, verify and record identifying information, which includes the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Funds. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, will not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Funds reserve the right to (i) place limits on transactions in any account until the identity of the investor is verified; or (ii) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Other Documents

Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, call Shareholder Services toll-free at (888) 678-6034.

SHAREHOLDER SERVICES

Your Account

If you have questions about your account, including purchases, redemptions and distributions, call Shareholder Services toll-free at (888) 678-6034 from Monday through Friday, 8:00 a.m. to 6:00 p.m., Eastern time.

Account Statements

The Funds currently provide the following account information:

●	confirmation statements after transactions (except for certain automatic transactions, such as those related to automatic investment plan purchases or dividend reinvestments);

●	account statements reflecting transactions made during the covered period (generally, quarterly or annually);

●	tax information, which will be mailed each year by the IRS deadline, a copy of which will also be filed with the IRS, if necessary.

Financial statements with a summary of portfolio composition and performance will be available at least twice a year.

The Funds routinely provide the above shareholder services, but may charge additional fees for special services such as requests for historical transcripts of accounts.

With the exception of statutorily required items, the Funds may change any of the above practices without notice.

Delivery of Shareholder Documents

To reduce expenses, each Fund mails only one copy of its Prospectus and each Annual and Semi-Annual Financial and Additional Information to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, call Shareholder Services toll-free at (888) 678-6034 or, if your shares are held through a financial institution, please contact the financial institution directly. A Fund will begin sending you individual copies within 30 days after receiving your request.

Distributions

Distributions from net investment income are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Funds will be distributed annually. Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive the distributions in cash. You may elect to receive the distributions in cash by calling the transfer agent. Shares become entitled to receive distributions on the day after the shares are issued (see “More Information about Taxes — Distributions”).

Code of Ethics

In accordance with Rule 17j-1 of the 1940 Act, each of the Trust and the Adviser have adopted a code of ethics (each, a “Code” and together, the “Codes”).

The Codes are intended to prohibit or restrict transactions that may be deemed to create a conflict of interest among the Adviser or the Trust. Each Code identifies the specific employees, officers or other persons who are subject thereto and all are required to abide by the provisions thereunder. Persons covered under the Codes may engage in personal trading for their own accounts, including securities that may also be purchased or held or traded by a Fund under certain circumstances.

Under the Code adopted by the Trust, personal trading is subject to specific restrictions, limitations, guidelines and other conditions. Under the Code adopted by the Adviser, personal trading is subject to pre-clearance and other conditions set forth in its Code.

On an annual basis, or whenever deemed necessary, the Board of Trustees reviews reports regarding all of the Codes including information about any material violations of the Codes. The Codes are on public file as exhibits to the Trust’s registration statement with the SEC.

Distribution of Shares

Foreside Funds Distributors LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Underwriter”), located at 190 Middle Street, Suite 301, Portland, ME 04101, serves as a principal underwriter of the Funds’ shares pursuant to an Underwriting Agreement with the Trust. Pursuant to the terms of the Underwriting Agreement, the Underwriter continuously distributes shares of the Fund on a best efforts basis. The Underwriter has no obligation to sell any specific quantity of Fund shares. The Underwriter and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds.

To the extent that the Underwriter receives shareholder service fees under any shareholder services plan adopted by the Funds, the Underwriter will furnish or enter into arrangements with others for the furnishing of personal or account maintenance services with respect to the relevant shareholders of the Funds as may be required pursuant to such plan. The Underwriter receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Funds’ shares.

The Underwriter does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 plan is effective, as applicable. The Adviser pays the Underwriter a fee for certain distribution related services.

The Underwriting Agreement continues in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Underwriter, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

The Underwriting Agreement terminates automatically in the event of its assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to each of the Funds (i) by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Funds (or by vote of a majority of the outstanding voting securities of a Fund) on sixty (60) days’ written notice to the Underwriter; or (ii) by the Underwriter on sixty (60) days’ written notice to the Trust.

The Underwriter may furnish or enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. With respect to certain financial institutions and related Fund “supermarket” platform agreements, the Funds and/or the Adviser, rather than the Underwriter, typically will furnish or enter into such agreements. These financial institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Funds. These financial institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

More Information about Taxes

The following discussion is a summary of certain important U.S. federal income tax considerations generally applicable to an investment in the Acquiring Fund. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a comprehensive explanation of the tax treatment of the fund, or the tax consequences of an investment in the fund. An investment in the fund may have other tax implications. Please consult a tax advisor about the applicable federal, state, local, foreign or other tax laws. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

General. The Fund intends to qualify annually to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Code. As such, the Fund will not be subject to federal income tax on the earnings it distributes to shareholders provided it satisfies certain requirements and restrictions set forth in the Code one of which is to distribute to its shareholders substantially all of its income and gains each year. If for any taxable year the Fund fails to qualify as a RIC: (1) it will be subject to tax in the same manner as an ordinary corporation and will be subject to tax at the corporate tax rates then in effect; and (2) all distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and the non-corporate shareholder long-term capital gain rate for “qualified dividend income” and ordinary rates for all other distributions, except for those treated as a return of capital or substitute dividends with respect to dividends paid on securities lent out by the Fund. In addition, dividends paid on securities lent out by the Fund may not qualify for the dividends received deduction.

Distributions. The Funds will make distributions to you that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions are taxable whether you reinvest such distributions in additional shares of the Fund or choose to receive cash.

Unless you are investing through a tax-deferred retirement account (such as a 401(k) or an IRA), you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because making such a purchase can increase your taxes and the cost of the shares. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the Fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received — even if you reinvest it in more shares and have to pay the tax due on the dividend without receiving any cash to pay the taxes. To avoid “buying a dividend,” check the Fund’s distribution schedule before you invest.

Ordinary Income. Net investment income (except for qualified dividends and income designated as tax-exempt), distributions of income from securities lending, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders and designated by a Fund as “qualified dividend income” are eligible for the long-term capital gains tax rates. Short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. In addition, certain qualified REIT dividends may be eligible for a deduction for non-corporate shareholders.

Net Capital Gains. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains (based on a Fund’s holding period) for federal income tax purposes regardless of how long you have held your Fund shares.

Sale or Exchange of Shares. It is a taxable event for you if you sell shares of a Fund or exchange shares of a Fund for shares of another Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Fund as a capital asset. The capital gain will be long-term or short-term depending on how long you have held your shares in the Fund. Sales of shares of a Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss. Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of tax-exempt interest dividends, if any, received by the shareholder with respect to such shares.

Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable to the extent of each shareholder’s basis in the Fund’s shares, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. If the return of capital distribution exceeds a shareholder’s cost basis, the excess amount will be capital gain, assuming you held your shares as a capital asset, and will be long-term or short-term capital gain depending on how long you have held your Fund shares.

Medicare Contribution Tax. U.S. individuals with income exceeding $200,000 ($250,000, if married and filing jointly and $125,000 if married and filing separately) will be subject to a 3.8% Medicare contribution tax on net investment income including interest (excluding tax-exempt interest), dividends, and capital gains. If applicable, the tax will be imposed on the lesser of the individual’s (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly and $125,000 if married and filing separately).

IRAs and Other Tax-Qualified Plans. One major exception to these tax principles is that a distribution on or the sale or exchange of shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless the shares were acquired with borrowed funds.

Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The current backup withholding rate is 24%.

State and Local Income Taxes. This Prospectus does not discuss the state and local tax consequences of an investment in a Fund. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

Non-U.S. Shareholders. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. The Funds are required to withhold 30% tax on certain payments made to foreign entities that do not qualify for reduced withholding rates under a treaty and do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Non-U.S. shareholders are urged and advised to consult their own tax advisers as to the U.S. and foreign country tax consequences of an investment in a Fund.

Basis Reporting and Holding Periods. A shareholder is responsible for tracking the tax basis and holding periods of the shareholder’s shares in a Fund for federal income tax purposes. However, RICs, such as the Funds, must report cost basis information to you and the IRS when a shareholder sells or exchanges shares that are not in a tax deferred retirement account. The Funds will permit shareholders to elect from among several IRS accepted cost basis methods.

Statements and Notices. You will receive an annual statement outlining the tax status of your distributions. You may also receive written notices of certain foreign taxes and distributions paid by a Fund during the prior taxable year.

This section is only a summary of some of the important U.S. federal income tax considerations of taxable U.S shareholders that may affect your investment in a Fund. This summary is provided for general information purposes only and should not be considered as tax advice and may not be relied on by a prospective investor. This general summary does not apply to non-U.S. shareholders or tax-exempt shareholders, and does not address state, local or foreign taxes. More information regarding these considerations is included in the Funds’ SAI. All prospective investors and shareholders are urged and advised to consult their own tax adviser regarding the effects of an investment in a Fund on their particular tax situation.

General Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the fund. However, Rule 12d1-4 permits registered investment companies to invest in the fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with the Trust.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund’s performance for the periods shown. The total returns in the tables represent the rate at which an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements for the fiscal years ended April 30, 2025, 2024, 2023, 2022, and 2021 audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with such Funds’ financial statements, is included in the Form N-CSR for Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund for the period ended April 30, 2025 and from financial statements, which have not been audited, for the period ended October 31, 2025 which is included on the Form N-CSRS for Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund which are incorporated herein by reference. The financial statements and Financial Highlights, the notes relating thereto and the report of PricewaterhouseCoopers LLP for the fiscal years ended April 30, 2025, 2024, 2023, 2022, and 2021 listed above are incorporated by reference into the Funds’ SAI and is available upon request by calling Shareholder Services toll-free at (888) 678-6034 or on the Funds’ website at https://www.boh.com/personal/mutual-funds.

Pacific Capital Tax-Free Securities Fund

	Class Y Shares
	For the Six Months Ended October 31, 2025		For the Year Ended April 30, 2025	For the Year Ended April 30, 2024	For the Year Ended April 30, 2023	For the Year Ended April 30, 2022	For the Year Ended April 30, 2021
	(Unaudited)
Per Share Operating Performance
Net asset value, beginning of period	$9.47		$9.51	$9.68	$9.69	$10.61	$10.30
Net investment income/(loss)(1)	0.17		0.29	0.27	0.25	0.24	0.26
Net realized and unrealized gain/(loss) on investments	0.29		(0.04)	(0.17)	(0.01)	(0.92)	0.31
Total from investment operations	0.46		0.25	0.10	0.24	(0.68)	0.57
Dividends and distributions to shareholders from:
Net investment income	(0.17)		(0.29)	(0.27)	(0.25)	(0.24)	(0.26)
Net realized capital gains	-		-	-	-	-	-
Total dividends and distributions to shareholders	-		-	-	-	-	-
Net asset value, end of year/period	$9.76		$9.47	$9.51	$9.68	$9.69	$10.61
Total investment return(3)	4.86%		2.62%	1.05%	2.49%	(6.56)%	5.54%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$250,571		$234,594	$235,617	$240,807	$259,354	$275,648
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	0.13	%(3)	0.14%	0.13%	0.14%	0.12%	0.11%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(3)	0.33	%(3)	0.34%	0.33%	0.34%	0.32%	0.31%
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	3.45	%(3)	3.01%	2.80%	2.54%	2.27%	2.43%
Portfolio turnover rate	24	%(5)	20%	16%	9%	14%	9%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(3)	Annualized.
(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(5)	Not annualized.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Acquired Fund for its fiscal year ended April 30, 2025 have been incorporated by reference in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Acquiring Fund, given on their authority as experts in accounting and auditing.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [__] day of [       ], 2026, between the Pacific Capital Tax-Free Securities Fund (the “Acquiring Fund”) and Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Acquired Fund,”), the Acquired Fund is a series of FundVantage Trust (the “Trust”). The Trust is a Delaware statutory trust with its principal place of business at 103 Bellevue Parkway, Wilmington, DE 19809.

WHEREAS, the Acquired Fund has Class Y shares, and the Acquiring Fund has Class Y shares.

WHEREAS, the reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for the shares of beneficial interest, of Class Y, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of the shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided in this Agreement, all upon the terms and conditions set forth in this Agreement. The parties intend that the Reorganization shall qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each an open-end, registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are each authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board, including a majority of the Independent Trustees, has determined that it is in the best interests of the Acquired Fund to exchange all of its assets and liabilities for Acquiring Fund Shares (as defined below) and that the interests of the existing shareholders of the Acquired Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements set forth in this Agreement, the parties covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF the ACQUIRED FUND IN EXCHANGE FOR THE
ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND
LIABILITIES AND LIQUIDATION OF the ACQUIRED FUND

1.1. THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Acquired Fund’s assets (i) to deliver to the Acquired Fund full and fractional Class Y shares of the Acquiring Fund (“Acquiring Fund Shares”), computed in the manner and as of the time and date set forth in Article II; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2. ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date. The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date thereof. The Acquired Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Acquired Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

1.3. LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.4. LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined below), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Information Statement/Prospectus on Form N-14 which will be distributed to shareholders of the Acquired Fund.

1.6. TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

1.8. TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Acquired Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II
VALUATION

2.1. VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Second Amended and Restated Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2. VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share of the Acquiring Fund computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Trust’s Second Amended and Restated Agreement and Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3. SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s assets shall be determined by dividing the net asset value per share of the Acquired Fund by the net asset value per share of the Acquiring Fund on the Valuation Date, determined in accordance with paragraph 2.2. Shareholders of record of the Acquired Fund at the Closing Date shall be credited with full and fractional shares Acquiring Fund Shares.

2.4. DETERMINATION OF VALUE. All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Acquired Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Acquired Fund.

ARTICLE III
CLOSING AND CLOSING DATE

3.1. CLOSING DATE. The closing of the Reorganization (the “Closing”) shall take place on or about [ ], 2026 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Eastern Time at the offices of the Trust, or at such other time and/or place as the parties may agree.

3.2. EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3. TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1. REPRESENTATIONS OF THE ACQUIRED FUND. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Acquired Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Trust’s Second Amended and Restated Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(g) The audited financial statements of the Acquired Fund dated April 30, 2025 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

(h) Since April 30, 2025, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j) For each taxable year since commencement of the Acquired Fund’s operation (and in the case of the taxable year that includes, but does not end on, the Closing Date, for that portion of such taxable year ending with the Closing), the Acquired Fund: (i) has been (or is expected to be) a “fund”, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” (“RIC”) and has elected to be treated as such, (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquired Fund has paid or made provision for the payment of any Tax liability under Sections 852 or 4982 of the Code for any period ended on or before the Closing Date. The Acquired Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could reasonably be expected to cause the Acquired Fund to fail to qualify as a RIC. The Acquired Fund does not have (and is not expected to have as of Closing) current or accumulated earnings and profits accumulated in any taxable year for which the provisions of Part I of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to the Acquired Fund.

(k) The Acquired Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code);

(l) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

(m) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(n) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(p) The Acquired Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which includes an information statement of the Acquired Fund (the “Information Statement/Prospectus”), all of which shall be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act. The Information Statement/Prospectus included in the Registration Statement (other than information therein that relates to the Acquiring Fund and any other fund described therein other than the Acquired Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2. REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is a separate investment series of the Trust, a statutory trust duly organized, validly existing, and in good standing under the laws of Delaware.

(b) The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c) The current prospectus and statement of additional information, as of the date of the Information Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Trust’s Second Amended and Restated Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Acquiring Fund dated April 30, 2025 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g) Since April 30, 2025 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(i) For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code; (ii) has met, and will meet, the requirements of Subchapter M for qualification as a RIC and has elected to be treated as such; (iii) has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code; and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, failed to take or failed to cause any action to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC eligible to compute its federal income tax under Section 852 of the Code. As of the time of the Closing, the Acquiring Fund will have no current or accumulated earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M did not apply to it.

(j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

(n) The Information Statement/Prospectus included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V
COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and, with respect to the Acquired Fund, will include portfolio turnover and changes to the portfolio necessary to transition the portfolio to the Acquiring Fund.

5.2. INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3. ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4. FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5. TAX-FREE REORGANIZATION. It is the intention of the parties that the transaction contemplated by this Agreement with respect to the Acquired Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken, including, without limitation, the filing of any tax return, that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2. The Acquired Fund shall have delivered to the Acquiring Fund an unaudited statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2. All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.3. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.4. The Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Acquired Fund’s net tax exempt income and all of the net capital gains realized in all taxable periods ending on the Closing Date (after reduction for any capital loss carryforward).

8.5. Each of the Acquiring Fund and the Acquired Fund shall have received a favorable opinion of Troutman Pepper Locke LLP substantially to the effect that, for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund’s Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares by the Acquired Fund in complete liquidation to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, all as provided in the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Code Section 361(a), no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund or (ii) upon the distribution (whether actual or constructive) of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders in liquidation, as contemplated in the Agreement;

(c) Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund as contemplated in the Agreement;

(d) Under Code Section 362(b), the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization;

(e) Under Code Section 1223(2), the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

(f) Under Code Section 354, no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares solely for the Acquiring Fund Shares in the Reorganization;

(g) Under Code Section 358(a)(1), the aggregate tax basis of the Acquiring Fund Shares to be received by the Acquired Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor by such shareholder; and

(h) Under Code Section 1223(1), the Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares to be received by the Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held, provided that the Acquired Fund Shareholder held the Acquired Fund Shares as a capital asset on the date of the Reorganization.

(i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for U.S. federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a controlled foreign corporation as defined in Section 957(a) of the Code or a passive foreign investment company as defined in Section 1297(a) of the Code, or (D) any limitations on the use or availability of capital losses, net operating losses, unrealized gain or loss or other losses under the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions, limitations and such representations as Troutman Pepper Locke LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX
EXPENSES

9.1. Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquired Fund and the Acquiring Fund, in such proportion as may be determined to be appropriate by the Trust and the Board. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are residents as of the date of the mailing of the Information Statement/Prospectus to such shareholders; (d) postage; (e) printing; (f) accounting fees; and (g) legal fees.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, or its Trustees or officers, to the other party, but the each of the Acquired Fund and the Acquiring Fund shall bear their respective expenses incurred by each incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XII
AMENDMENTS

12.1. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of law provisions thereof.

13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5. With respect to the Trust, the name used in this Agreement refers respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting under Delaware organizational documents, which are referred to and are also on file at the principal offices of the Acquired Fund. The obligations of the Acquired Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Acquired Fund, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquired Fund personally, but bind only the trust property of each series, as applicable, and all persons dealing with the Acquired Fund and the Acquiring Fund must look solely to the Trust’s property belonging to the Acquired Fund and the Acquiring Fund for the enforcement of any claims against the Acquired Fund and the Acquiring Fund, respectively.

IN WITNESS WHEREOF, the duly authorized officers of the Parties, including Bank of Hawaii, have signed and delivered this Agreement as of the day and year first above written.

FUNDVANTAGE TRUST, on behalf of Pacific Capital Tax-Free Short Intermediate Securities Fund – Class Y Shares and Pacific Capital Tax-Free Securities Fund, separately and not jointly

By:
Joel L. Weiss
President

EXHIBIT A

The following chart shows (i) the Acquired Fund, (ii) the Acquiring Fund, and (iii) the corresponding class of Acquiring Fund Shares to be received shareholders of each class of Acquired Fund Shares:

Acquired Fund, a series of FUNDVANTAGE TRUST	Acquiring Fund, a series of FUNDVANTAGE TRUST
Pacific Capital Tax-Free Short Intermediate Securities Fund – Class Y Shares	Pacific Capital Tax-Free Securities Fund – Class Y Shares

PACIFIC CAPITAL TAX-FREE SECURITIES FUND

(a series of FundVantage Trust)

103 Bellevue Parkway

Wilmington, DE 19809

(856) 528-3500

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related Information Statement/Prospectus dated February 23, 2026, which covers the shares of Pacific Capital Tax-Free Securities Fund (the “Acquiring Fund”) to be issued in exchange for shares of Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Acquired Fund”) (the “Reorganization”). Please retain this SAI for further reference.

The Prospectus is available to you from the Trust free of charge by calling (888) 678-6024.

Page
INTRODUCTION	SAI-2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE	SAI-2
ADDITIONAL INFORMATION ABOUT EACH FUND	SAI-2
SUPPLEMENTAL FINANCIAL INFORMATION	SAI-2

SAI-1

INTRODUCTION

This SAI is intended to supplement the information provided in the Information Statement/Prospectus dated February 23, 2026 (the “Information Statement/Prospectus”) relating to the Reorganization of the Acquired Fund with the Acquiring Fund.

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

1.	The Acquiring Fund and the Acquired Fund’ Statement of Additional Information dated September 1, 2025 (File Nos. 333-141120 and 811-22027), as filed with the Securities and Exchange Commission on August 28, 2025 (Accession No. 0001829126-25-006834) is incorporated herein by reference.

2.	The Acquiring Fund and Acquired Fund’s Annual Report for the fiscal year ended April 30, 2025 (File No. 811-22027), as filed with the Securities and Exchange Commission on July 3, 2025 (Accession 0001193125-25-155426) is incorporated herein by reference.

3.	The Acquiring Fund and the Acquired Funds’ Semi-Annual Report for the six months ended October 31, 2025 (File No. 811-22027) as filed with the Securities and Exchange Commission on January 5, 2026 (Accession No. 0001193125-26-001671) is incorporated herein by reference.

ADDITIONAL INFORMATION ABOUT EACH FUND

Additional information about each Fund can be found in the most recent SAI of each Fund, which is incorporated by reference into this registration statement.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees and expenses of the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison of Fees and Expenses” section in the Information Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolios due to investment restrictions. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to each Acquired Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. The Acquired Fund does not expect to undertake any material portfolio repositioning in connection with the Reorganization. In addition, the Acquiring Fund will be the surviving fund of the Reorganization for accounting purposes. There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

SAI-2